FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report April 23, 2003
                       (Date of earliest event reported)


                          DENTSPLY INTERNATIONAL INC
                (Exact name of Company as specified in charter)



                     Delaware             0-16211      39-1434669
              (State of Incorporation) (Commission   (IRS Employer
                                       File Number) Identification No.)




               570 West College Avenue, York, Pennsylvania   17405
              (Address of principal executive offices)     (Zip Code)



                                (717) 845-7511
               (Company's telephone number including area code)









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Item 7. Financial Statements and Exhibits

(a)  Financial Statements - Not applicable.

(b)  Exhibits:

     99.1 Transcript of the Company's conference call which it conducted on April 23, 2003 related to the first quarter 2003 sales and earnings release issued April 22, 2003 as referenced in Item 9.

Item 9. - Regulation FD Disclosure.

   The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

   On April 23, 2003, the Company conducted a conference call to discuss the sales and earnings release for the first quarter of 2003 that was issued on April 22, 2003 and to answer any questions raised by the call's audience. The transcript of this conference call is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                       (Company)



                                          /s/ Bret W. Wise
                                              Bret W. Wise
                                              Senior Vice President and
                                              Chief Financial Officer

Date: April 29, 2003

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